EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                            % of Voting
                                                                 Jurisdiction of       Securities Held at
                                                                  incorporation            December 31,
            NAME OF CORPORATION                                  or organization             2003(a)
   -----------------------------------                           ---------------       ------------------

  Kronos Worldwide, Inc.                                           Delaware                   51(b)
  EWI RE, Inc.                                                     New York                  100
  Kronos Louisiana, Inc.                                           Delaware                  100
  NL Industries (USA), Inc.                                        Texas                     100
  NLO, Inc.                                                        Ohio                      100
  Salem Lead Company                                               Massachusetts             100
  153506 Canada Inc. (c)                                           Canada                    100
  Tremont Holdings, LLC                                            Delaware                  100
  NL Environmental Management Services, Inc.                       New Jersey                 78(c)
      EMS Financial, Inc.                                          Delaware                  100
  The 1230 Corporation                                             California                100
  United Lead Company                                              New Jersey                100





(a)  Held by the Registrant or the indicated subsidiary of the Registrant
(b)  Subsidiaries  of Kronos  Worldwide,  Inc. are  incorporated by reference to
     Exhibit 21.1 of Kronos' Annual Report on Form 10-K for the year ended December 31, 2003 (File No. 1-31763).
(c) Registrant directly owns 56% and indirectly owns 22% via 153506 Canada, Inc.